UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date Of Report (Date Of Earliest Event Reported) July 8, 2024

AUTONATION, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13107	73-1105145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 SW 1st Ave
Fort Lauderdale, Florida 33301
(Address of principal executive offices, including zip code)
Registrant's telephone number, including area code (954) 769-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	AN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 8, 2024, the Board of Directors (the “Board”) of AutoNation, Inc. (the “Company”) increased the size of the Board to nine directors and appointed Claire Bennett as a member of the Board, effective immediately. The Board determined that Ms. Bennett qualifies as independent under the director independence standards set forth in the Company’s Corporate Governance Guidelines and the applicable listing standards of the New York Stock Exchange.
Ms. Bennett will participate in the Company’s non-employee director compensation program, pursuant to which she will receive an annual Board retainer of $50,000 for service on the Board. For 2024, the Board retainer will be prorated based on time served during the year. Ms. Bennett will also be entitled to receive expense reimbursement in connection with meeting attendance. As a non-employee director, she will be eligible to receive equity awards in the future under the AutoNation, Inc. 2024 Non-Employee Director Equity Plan.
As of the date of this report, the Board has not determined Ms. Bennett’s Board committee assignment(s). In accordance with Instruction 2 to Item 5.02 of Form 8-K, the Company intends to file an amendment to this report when such information is available.
Item 7.01 Regulation FD Disclosure.
On July 11, 2024, the Company issued a press release announcing Ms. Bennett’s appointment as a member of the Board. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d)
99.1    Press Release of AutoNation, Inc., dated July 11, 2024, announcing the appointment of Claire Bennett as a member of AutoNation, Inc.’s Board of Directors.
104    Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTONATION, INC.

Date:	July 11, 2024	By:	/s/ C. Coleman Edmunds
C. Coleman Edmunds
Executive Vice President, General Counsel and Corporate Secretary